Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Omer Regev, Vice President, Chief Financial Officer, and Chief Administrative Officer of NetManage, Inc., certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(i)	The accompanying Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of NetManage, Inc.

/s/ OMER REGEV
Vice President Finance, and Chief Financial Officer
Date:	April 30, 2007